UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: December 31
Date of reporting period: December 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.
        The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT DECEMBER 31, 2007	Legg Mason Partners Variable Capital and Income Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Variable Capital and
Income Portfolio

Annual Report • December 31, 2007

What’s
Inside

Portfolio Objective
The Portfolio seeks total return (that is, a combination of income and long-term capital appreciation). The investment objective of the Portfolio is non fundamental and may be changed by the Board of Trustees without the approval of shareholders or Policy holders.

Letter from the Chairman	I

Portfolio Overview	1

Portfolio at a Glance	7

Portfolio Expenses	8

Portfolio Performance	10

Historical Performance	11

Schedule of Investments	12

Statement of Assets and Liabilities	32

Statement of Operations	33

Statements of Changes in Net Assets	34

Financial Highlights	35

Notes to Financial Statements	37

Report of Independent Registered Public Accounting Firm	52

Board Approval of Management and Subadvisory Agreements	53

Additional Information	58

Important Tax Information	64

Letter from the Chairman
R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer
Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.
Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In its statement accompanying its latest rate cut, the Fed stated:

Legg Mason Partners Variable Capital and Income Portfolio  I

“Today’s policy action, combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”
Despite periods of extreme volatility, the U.S. stock market produced overall positive results during the 12-month reporting period. After rising in four of the first five months of the period, the market reversed course beginning in June 2007. Earlier in the reporting period, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then rallied from August through October 2007, as the Fed lowered interest rates and it appeared the credit crunch was easing. However, stock prices then fell sharply in November and modestly in December due to mounting losses related to subprime mortgages and fears of slower economic growth in 2008. All told, the S&P 500 Indexiv returned 5.49% during the 12 months ended December 31, 2007.
During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended December 31, 2007, two-year

II  Legg Mason Partners Variable Capital and Income Portfolio

Treasury yields fell from 4.82% to 3.05%. Over the same period, 10-year Treasury yields fell from 4.71% to 4.04%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 6.97%.
Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s fiscal year and to learn how those conditions have affected Portfolio performance.

Special Shareholder Notice
Prior to April 30, 2007, the Portfolio’s name was Legg Mason Partners Variable Multiple Discipline Portfolio — Balanced All Cap Growth and Value, and it followed different investment objectives and strategies.

Information About Your Portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.
Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 30, 2008

Legg Mason Partners Variable Capital and Income Portfolio  III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

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Portfolio Overview

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. For the financial markets, 2007 was a tumultuous year that, remarkably, managed to produce modest gains for much of the broad U.S. stock market, despite high levels of volatility and widely disparate performance among different market sectors. After a solid start to the year, U.S. stock indexes fell sharply in February following China’s worst one-day stock market performance in 10 years, which had widespread repercussions for global markets. However, by mid-March, the domestic equity market had resumed its ascent on the strength of positive economic and corporate earnings news and continued merger and acquisition (M&A) activity that helped lift the Dow Jones Industrial Average (“DJIA”)i to new record highs of 13,000 and 14,000 during the summer.
But while the stock market was performing well, headlines began to shift to concerns about rising subprime mortgage default rates, which rapidly grew into a full-fledged crisis for the collateralized debt market. As news of the crisis unfolded, a number of credit-rating downgrades and announcements of massive write-downs by prominent financial firms with subprime exposure contributed to growing investor fears and increasing levels of market volatility. The Federal Reserve Board (“Fed”)ii soon joined central banks around the world in an effort to normalize credit markets by injecting large amounts of liquidity into the markets and lowering key interest rates.
Despite high levels of volatility during the course of the year, the U.S. equity market managed to perform well in 2007. This was notable, especially in light of the bursting of the housing market bubble, record high oil prices, weakening consumer spending and intensifying concerns about inflation and recession. The DJIA registered a total return of 8.88% for the 12 months ended December 31, 2007, while the broader S&P 500 Indexiii gained 5.49% and the small-cap market, as represented by the Russell 2000 Indexiv, returned -1.57% for the same period. The Financials and Consumer Discretionary sectors were the weakest performers within the S&P 500 Index in 2007, suffering double-digit losses, while the Energy, Materials, Utilities and Information Technology (“IT”) sectors all had strong double-digit gains over the same period.
Turning to the bond market, it also experienced periods of unnerving volatility during the year. Changing perceptions regarding the economy, inflation and future Fed monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.82% and 4.71%, respectively. After tepid gross domestic product (“GDP”)v growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short- and long-term Treasury yields moved sharply higher. By mid-June, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.
However, after their June peaks, Treasury yields then moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” During this time, investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally,

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  1

the Fed began lowering the discount ratevi and the federal funds ratevii in August and September, respectively. In October, the volatility in the bond market was less extreme before another flight to quality occurred in November, causing bond yields to fall even further. At the end of the fiscal year, two- and 10-year Treasury yields were 3.05% and 4.04%, respectively. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexviii, returned 6.97%.

Performance Review
For the 12 months ended December 31, 2007, Class II shares of Legg Mason Partners Variable Capital and Income Portfolio1 returned 5.36%. The Portfolio’s new unmanaged benchmarks, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index, returned 5.49% and 6.97%, respectively, for the same period. Its former unmanaged benchmarks, the Russell 1000 Indexix, the Russell 3000 Growth Indexx, the Russell 3000 Value Indexxi and the Lehman Brothers Intermediate Treasury Bond Indexxii, returned 5.77%, 11.40%, -1.01% and 8.83%, respectively, over the same time frame. The Portfolio’s Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average2 returned 6.76% for the same period.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

2 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 174 funds in the Portfolio’s Lipper category.

2  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Performance Snapshot as of December 31, 2007 (unaudited)

	6 Months	12 Months

Variable Capital and Income Portfolio[1] — Class II Shares	-0.18%	5.36%

S&P 500 Index	-1.37%	5.49%

Lehman Brothers U.S. Aggregate Index	5.93%	6.97%

Russell 1000 Index	-1.31%	5.77%

Russell 3000 Growth Index	2.93%	11.40%

Russell 3000 Value Index	-6.62%	-1.01%

Lehman Brothers Intermediate Treasury Bond Index	7.21%	8.83%

Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average[2]	0.44%	6.76%

The performance shown represents past performance.  Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Class I shares returned -0.03% over the six months ended December 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance information for the 12-month period is not provided for Class I shares as this share class commenced operations on April 27, 2007.

Prior to April 30, 2007, the Portfolio’s name was Legg Mason Partners Variable Multiple Discipline Portfolio — Balanced All Cap Growth and Value, and it followed different investment objectives and strategies.

Prior to April 30, 2007, the Portfolio offered one non-designated class of shares. Effective as of April 30, 2007, the non-designated class was re-designated “Class II” shares.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2007, the gross total operating expenses for Class I and Class II shares were 0.83% and 1.06%, respectively.

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.95% for Class II shares until May 1, 2008.

Q. What were the most significant factors affecting Portfolio performance?
What were the leading contributors to performance?
A. In the equity portion of the Portfolio, relative to the S&P 500 Index, overall stock selection contributed meaningfully to performance for the reporting period. Specifically, stock selection in the Consumer Discretionary, Energy and Industrials sectors made significant contributions to relative performance. In addition, an overweight to the

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

2 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 185 funds for the six-month period and among the 174 funds for the 12-month period in the Portfolio’s Lipper category.

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  3

Energy sector and underweights to the Financials and IT sectors benefited results. On an individual stock basis, the leading contributors to performance included positions in Crosstex Energy Inc. and Diamond Offshore Drilling Inc., both in the Energy sector, Las Vegas Sands Corp. in the Consumer Discretionary sector, Invesco Ltd. in the Financials sector and VeriSign Inc. in the IT sector. The Portfolio closed its position in Las Vegas Sands Corp. during the period.
In the fixed-income portion of the Portfolio, during the fiscal year, we positioned the Portfolio in anticipation of a steepening yield curvexiii. This was beneficial to performance as the yield curve did steepen. During the period, the spread between the yield on long-term and short-term Treasurys increased as short-term rates declined more than their longer-term counterparts. A small exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”)xiv enhanced results as inflationary pressures increased.

What were the leading detractors from performance?
A. In the equity portion of the Portfolio, relative to the S&P 500 Index, overall sector allocation detracted from performance for the year. Specifically, an overweight to the Consumer Discretionary sector and underweights to the Consumer Staples and Materials sectors negatively impacted relative performance. Stock selection in the IT and Health Care sectors was also a drag on results. On an individual stock basis, the leading detractors from performance included holdings in Fidelity National Financial Inc., UBS AG, Marsh & McLennan Cos. and American Express Co., all in the Financials sector. The Portfolio’s position in Warner Music Group Corp. in the Consumer Discretionary sector was also a negative contributor to performance. The Portfolio closed its position in Marsh & McLennan Cos. during the period.
In the fixed-income portion of the Portfolio, given the fallout from the U.S. subprime mortgage meltdown and several flights to quality, the Portfolio’s exposure to the mortgage-backed sector detracted from performance. In addition, the Portfolio’s exposure to select lower-quality securities hurt performance as riskier assets sold off during the second half of the year given increased investor risk aversion.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. In the equity portion of the Portfolio, over the course of the fiscal year, we significantly increased the Portfolio’s weightings in the Energy and IT sectors, moving from underweight to overweight positions in both sectors. We also moved from overweight to underweight positions in both the Consumer Discretionary and Utilities sectors. We closed a number of positions during the year, including holdings in McDonald’s Corp. in the Consumer Discretionary sector, WellPoint, Inc. in the Health Care sector, Microsoft Corp. in the IT sector, as well as ACE Ltd. and First American Corp., both in the Financials sector. We established new positions during the year in a number of companies, including Altria Group Inc. in the Consumer Staples sector, Crosstex Energy Inc. in the Energy sector, Wells Fargo & Co. in the Financials sector, EMC Corp. in the IT sector and Medtronic, Inc. in the Health Care sector.

There were no significant changes made to the fixed-income portion of the Portfolio during the 12-month reporting period.

4  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Thank you for your investment in Legg Mason Partners Variable Capital and Income Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Robert Gendelman Portfolio Manager ClearBridge Advisors, LLC (Equity Portion)	Western Asset Management Company (Fixed-Income Portion)

January 15, 2008

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  5

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2007 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: Altria Group, Inc. (2.7%), Crosstex Energy Inc. (2.7%), Bank of America Corp. (2.5%), Invesco Ltd. (2.3%), Liberty Media Holding Corp., Capital Group, Class A Shares (2.3%), EMC Corp. (2.2%), SBA Communications Corp., Class A (2.1%), Time Warner Inc. (2.1%), Crown Castle International Corp. (2.1%), and American International Group Inc. (2.1%). Please refer to pages 12 through 31 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2007 were: Financials (21.5%), Energy (14.2%), Industrials (11.8%), Consumer Discretionary (11.2%) and Information Technology (9.6%). The Portfolio’s composition is subject to change at any time.

RISKS: Diversification does not assure against loss. Stock and bond prices are subject to fluctuation. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds are rated below investment grade and involve greater credit and liquidity risk than higher-rated securities. Foreign securities are subject to certain risks not associated with domestic investing, including currency fluctuations and changes in political and economic conditions. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iv	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[v]	Gross Domestic Product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vi	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

vii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

viii	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[x]	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii	The Lehman Brothers Intermediate Treasury Bond Index is composed of all bonds covered by the Lehman Brothers Treasury Index with maturities between one and 9.9 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. The Lehman Brothers Treasury Index is a measure of the public obligations of the U.S. Treasury.

xiii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

xiv	U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in 5-year, 10-year and 20-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

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Portfolio at a Glance (unaudited)

Investment Breakdown

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Portfolio Expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is based on an investment of $1,000 invested on July 1, 2007 and held for the six months ended December 31, 2007.

Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

		Beginning	Ending	Annualized	Expenses
	Actual Total	Account	Account	Expense	Paid During
	Return(2)	Value	Value	Ratio	the Period(3)

Class I	-0.03%	$1,000.00	$999.70	0.81%	$4.08

Class II	-0.18	1,000.00	998.20	0.93	4.68

(1)	For the six months ended December 31, 2007.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Portfolio Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class I	5.00%	$1,000.00	$1,021.12	0.81%	$4.13

Class II	5.00	1,000.00	1,020.52	0.93	4.74

(1)	For the six months ended December 31, 2007.

(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, then divided by 365.

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Portfolio Performance

Average Annual Total Returns(1) (unaudited)

	Class I	Class II

Twelve Months Ended 12/31/07	N/A	5.36%

Five Years Ended 12/31/07	N/A	9.22

Inception* through 12/31/07	1.15%	9.62

Cumulative Total Returns(1) (unaudited)

Class I (Inception* through 12/31/07)	1.15%

Class II (Inception* through 12/31/07)	61.92

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception date for Class I is April 27, 2007, Inception date for Class II is October 1, 2002.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class II Shares of the Legg Mason Partners Variable Capital and Income Portfolio vs. S&P Index, Lehman Brother U.S. Aggregate Index, Russell 1000 Index, Russell 3000 Growth Index, Russell 3000 Value Index and Lehman Brothers Intermediate Treasury Bond Index† (October 2002 - December 2007)

†	Hypothetical Illustration of $10,000 invested in Class II shares of the Legg Mason Partners Variable Capital and Income Portfolio on October 1, 2002 (inception date), assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2007. The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities). The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury bonds with maturities between one and ten years. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance for the Portfolio other class, Class I, would be higher than the Class II shares’ performance indicated on this chart to the extent that Class I shares have lower expenses than Class II shares.

*	Benchmark return as of September 30, 2002.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  11

Schedule of Investments (December 31, 2007)

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 76.6%
CONSUMER DISCRETIONARY — 9.0%
Media — 8.2%
143,070	E.W. Scripps Co., Class A Shares	$6,439,581
121,200	Lamar Advertising Co., Class A Shares	5,826,084
75,542	Liberty Media Holding Corp., Capital Group, Series A Shares*	8,799,887
500,900	Time Warner Inc.	8,269,859
402,300	Warner Music Group Corp.	2,437,938

	Total Media	31,773,349

Specialty Retail — 0.8%
108,100	TJX Cos. Inc.	3,105,713

	TOTAL CONSUMER DISCRETIONARY	34,879,062

CONSUMER STAPLES — 2.7%
Tobacco — 2.7%
137,400	Altria Group Inc.	10,384,692

ENERGY — 12.9%
Energy Equipment & Services — 5.1%
41,000	Diamond Offshore Drilling Inc.	5,822,000
210,700	Halliburton Co.	7,987,637
63,790	SEACOR Holdings Inc.*	5,915,885

	Total Energy Equipment & Services	19,725,522

Oil, Gas & Consumable Fuels — 7.8%
51,665	Anadarko Petroleum Corp.	3,393,874
32,694	China Petroleum & Chemical Corp., ADR	4,845,251
278,324	Crosstex Energy Inc.	10,364,786
61,330	Devon Energy Corp.	5,452,850
112,200	Newfield Exploration Co.*	5,912,940
14,890	SandRidge Energy Inc.*	533,955

	Total Oil, Gas & Consumable Fuels	30,503,656

	TOTAL ENERGY	50,229,178

FINANCIALS — 18.1%
Capital Markets — 7.7%
289,860	Invesco Ltd.	9,095,807
46,700	Lehman Brothers Holdings Inc.	3,056,048
53,400	Merrill Lynch & Co. Inc.	2,866,512
239,004	Och-Ziff Capital Management Group	6,281,025
71,020	Pzena Investment Management Inc., Class A	809,628
169,800	UBS AG	7,810,800

	Total Capital Markets	29,919,820

Commercial Banks — 2.0%
259,700	Wells Fargo & Co.	7,840,343

See Notes to Financial Statements.

12  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Consumer Finance — 2.0%
152,435	American Express Co.	$7,929,669

Diversified Financial Services — 2.5%
234,300	Bank of America Corp.	9,667,218

Insurance — 3.9%
139,089	American International Group Inc.	8,108,888
474,290	Fidelity National Financial Inc., Class A Shares	6,929,377

	Total Insurance	15,038,265

	TOTAL FINANCIALS	70,395,315

HEALTH CARE — 7.2%
Health Care Equipment & Supplies — 2.1%
159,700	Medtronic Inc.	8,028,119

Health Care Providers & Services — 3.2%
114,270	Quest Diagnostics Inc.	6,044,883
112,580	UnitedHealth Group Inc.	6,552,156

	Total Health Care Providers & Services	12,597,039

Pharmaceuticals — 1.9%
111,800	Johnson & Johnson	7,457,060

	TOTAL HEALTH CARE	28,082,218

INDUSTRIALS — 10.4%
Aerospace & Defense — 1.8%
89,600	United Technologies Corp.	6,857,984

Building Products — 1.8%
359,200	Assa Abloy AB	7,146,269

Commercial Services & Supplies — 2.9%
241,610	Covanta Holding Corp.*	6,682,933
138,900	Monster Worldwide Inc.*	4,500,360

	Total Commercial Services & Supplies	11,183,293

Industrial Conglomerates — 1.8%
192,910	General Electric Co.	7,151,174

Machinery — 2.1%
172,400	Dover Corp.	7,945,916

	TOTAL INDUSTRIALS	40,284,636

INFORMATION TECHNOLOGY — 9.4%
Communications Equipment — 3.3%
253,610	Cisco Systems Inc.*	6,865,223
147,100	QUALCOMM Inc.	5,788,385

	Total Communications Equipment	12,653,608

Computers & Peripherals — 2.2%
462,000	EMC Corp.*	8,560,860

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  13

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Internet Software & Services — 2.2%
19,220	Equinix Inc.*	$1,942,565
174,000	VeriSign Inc.*	6,544,140

	Total Internet Software & Services	8,486,705

Software — 1.7%
294,000	Oracle Corp.*	6,638,520

	TOTAL INFORMATION TECHNOLOGY	36,339,693

TELECOMMUNICATION SERVICES — 4.2%
Wireless Telecommunication Services — 4.2%
196,070	Crown Castle International Corp.*	8,156,512
246,600	SBA Communications Corp., Class A*	8,344,944

	TOTAL TELECOMMUNICATION SERVICES	16,501,456

UTILITIES — 2.7%
Gas Utilities — 1.4%
119,320	National Fuel Gas Co.	5,569,858

Independent Power Producers & Energy Traders — 1.3%
112,700	NRG Energy Inc.*	4,884,418

	TOTAL UTILITIES	10,454,276

	TOTAL COMMON STOCKS (Cost — $302,809,923)	297,550,526

PREFERRED STOCKS — 0.1%
FINANCIALS — 0.1%
Thrifts & Mortgage Finance — 0.1%
10,000	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (a)	261,500
300	Federal National Mortgage Association (FNMA), 7.000% (a)(b)	13,903
7,000	Federal National Mortgage Association (FNMA), 8.250% (a)	180,250

	TOTAL PREFERRED STOCKS (Cost — $440,960)	455,653

Face
Amount

ASSET-BACKED SECURITIES — 0.4%
Automobiles — 0.2%
$500,000	ARG Funding Corp., 4.290% due 4/20/11 (a)(c)	497,364

Home Equity — 0.2%
	ACE Securities Corp.:
142,803	5.355% due 11/25/33 (a)(b)	138,243
98,439	5.035% due 1/25/36 (a)(b)	42,318
16,470	Argent Securities Inc., 4.925% due 5/25/36 (a)(b)	16,427
98,585	Credit Suisse Mortgage Capital Certificates, 5.125% due 5/25/36 (a)(b)(c)	83,797
120,800	GSAMP Trust, 4.975% due 5/25/46 (a)(b)(c)(d)	99,056
157,025	GSRPM Mortgage Loan Trust, 5.165% due 3/25/35 (a)(b)(c)	139,752
29,463	IXIS Real Estate Capital Trust, 4.925% due 8/25/36 (b)	29,269

See Notes to Financial Statements.

14  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Home Equity — 0.2% (continued)
$120,434	Lehman XS Trust, 4.935% due 8/25/46 (b)	$118,199
111,403	RAAC, 5.135% due 5/25/36 (b)(c)	92,503
125,739	Renaissance Home Equity Loan Trust, 6.765% due 3/25/34 (b)	115,660

	Total Home Equity	875,224

	TOTAL ASSET-BACKED SECURITIES (Cost — $1,523,547)	1,372,588

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.4%
65,151	American Home Mortgage Investment Trust, 4.945% due 6/25/46 (a)(b)	64,626
210,000	Banc of America Commercial Mortgage Inc., 5.372% due 9/10/45 (a)(b)	211,196
154,180	Banc of America Funding Corp., 5.699% due 9/20/46 (a)(b)	152,106
158,639	Banc of America Mortgage Securities, 4.803% due 9/25/35 (a)(b)	157,522
	Countrywide Alternative Loan Trust:
145,000	5.118% due 11/20/35 (a)(b)	135,743
93,077	5.075% due 6/25/46 (a)(b)	88,532
133,368	5.075% due 7/25/46 (a)(b)	124,881
210,000	Credit Suisse Mortgage Capital Certificates, 5.609% due 2/15/39 (a)(b)	213,549
125,130	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 4.972% due 8/25/35 (a)(b)	123,414
	Downey Savings & Loan Association Mortgage Loan Trust:
110,376	5.175% due 3/19/45 (a)(b)	105,136
107,772	5.708% due 3/19/46 (a)(b)	104,270
107,742	5.708% due 3/19/47 (a)(b)	97,523
147,972	GSR Mortgage Loan Trust, 5.024% due 10/25/35 (a)(b)	148,963
	Harborview Mortgage Loan Trust:
43,685	5.365% due 11/19/34 (b)	43,625
123,856	5.315% due 1/19/35 (b)	119,625
134,567	5.215% due 1/19/36 (b)	128,568
121,927	IMPAC Secured Assets Corp., 5.185% due 3/25/36 (b)	116,318
	Indymac Index Mortgage Loan Trust:
17,050	5.295% due 8/25/34 (b)	16,400
77,599	6.309% due 3/25/35 (b)	77,260
141,994	5.065% due 6/25/47 (b)	133,985
210,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.814% due 6/12/43 (b)	217,484
122,544	Luminent Mortgage Trust, 5.055% due 5/25/46 (b)	115,416
	MASTR ARM Trust:
16,874	7.029% due 12/25/34 (b)	17,012
150,391	5.075% due 4/25/46 (b)	142,853
33,502	MASTR Seasoned Securities Trust, 6.858% due 10/25/32 (b)	33,502
38,447	Sequoia Mortgage Trust, 5.269% due 1/20/34 (b)	37,751
	Structured Adjustable Rate Mortgage Loan Trust:
206,528	4.920% due 3/25/34 (b)	206,334
94,034	5.196% due 1/25/35 (b)	94,490
	Structured Asset Mortgage Investments Inc.:
133,117	5.045% due 7/25/36 (b)	125,980
159,451	5.075% due 8/25/36 (b)	147,457
159,091	5.075% due 5/25/46 (b)	149,241

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  15

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.4% (continued)
	Thornburg Mortgage Securities Trust:
$324,369	6.220% due 9/25/37 (b)	$321,776
349,541	6.231% due 9/25/37 (b)	351,048
173,643	5.065% due 12/25/45 (b)	173,117
259,802	5.035% due 1/25/46 (b)	251,407
	Washington Mutual Inc.:
190,990	5.135% due 12/25/45 (b)	180,969
93,087	5.155% due 12/25/45 (b)	88,023
	Washington Mutual Mortgage Pass-Through Certificates:
85,999	5.503% due 9/25/36 (b)	86,593
177,211	5.629% due 12/25/36 (b)	178,063
69,582	Wells Fargo Mortgage Backed Securities Trust, 5.241% due 4/25/36 (b)	69,446
91,057	Zuni Mortgage Loan Trust, 4.995% due 8/25/36 (b)	87,105

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $5,546,160)	5,438,309

COLLATERALIZED SENIOR LOANS — 1.5%
Aerospace & Defense — 0.1%
	Dubai Aerospace Enterprise, Term Loan:
167,264	7.803% due 7/31/09 (a)(b)	167,160
332,736	8.933% due 7/31/14 (b)	331,540

	Total Aerospace & Defense	498,700

Airlines — 0.1%
250,000	Delta Airlines Inc., Term Loan, 8.082% due 4/30/14 (a)(b)	238,928
180,207	United Airlines Inc., Term Loan B, 7.125% due 1/12/14 (b)	168,769

	Total Airlines	407,697

Commercial Services & Supplies — 0.0%
249,373	US Investigations Services Inc., Term Loan B, 7.910% due 2/21/15 (b)	235,970

Diversified Consumer Services — 0.0%
250,000	Thomson Learning Hold, Term Loan B, 7.950% due 7/5/14 (b)	236,997

Diversified Telecommunication Services — 0.1%
250,000	Insight Midwest Holdings, LLC, Term Loan B, 7.000% due 4/10/14 (b)	241,805

Electric Utilities — 0.1%
500,000	TXU Corp, Term Loan B, 8.396% due 10/10/14 (b)	491,438

Health Care Equipment & Supplies — 0.1%
	Bausch & Lomb Inc.:
200,000	Term Loan, 8.106% due 4/11/15 (a)(b)	199,438
50,000	Term Loan B, 8.143% due 4/11/15 (b)	49,859

	Total Health Care Equipment & Supplies	249,297

See Notes to Financial Statements.

16  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

COLLATERALIZED SENIOR LOANS — 1.5% (continued)
Health Care Providers & Services — 0.1%
	Community Health Systems Inc.:
$15,468	Term Loan, 7.756% due 7/2/14 (b)	$14,911
234,532	Term Loan B, 7.265% due 7/2/14 (a)(b)	226,091
249,372	HCA Inc., Term Loan B, 7.448% due 11/1/13 (b)	240,634

	Total Health Care Providers & Services	481,636

Hotels, Restaurants & Leisure — 0.1%
250,000	Aramark Corp., Term Loan, 6.416% due 1/31/14 (b)	238,219

IT Service — 0.0%
250,000	First Data Corp., Term Loan, 7.960% due 10/15/14 (b)	238,054

Media — 0.4%
250,000	Charter Communications, Term Loan B, 7.360% due 3/15/14 (a)(b)	234,075
250,000	CMP Susquehanna Corp., Term Loan, 7.010% due 6/7/13 (a)(b)	234,453
250,000	Idearc Inc., Term Loan B, 7.200% due 11/1/14 (b)	238,508
249,375	LodgeNet Entertainment Corp., Term Loan B, 7.200% due 4/4/14 (b)	240,491
250,000	Regal Cinemas Corp, Term Loan B, 6.330% due 10/19/10 (b)	238,025
250,000	UPC Broadband Holding B.V., Term Loan N, 7.130% due 3/30/14 (b)	237,266

	Total Media	1,422,818

Multiline Retail — 0.1%
250,000	Neiman Marcus Group Inc., Term Loan B, 6.939% due 3/13/13 (b)	241,010

Paper & Forest Products — 0.1%
250,000	NewPage Corp., Term Loan, Tranche B, 8.688% due 11/5/14 (b)	248,945

Pharmaceuticals — 0.1%
250,000	Royalty Pharma, Term Loan B, 7.095% due 5/15/14 (b)	249,323

Specialty Retail — 0.0%
249,370	Michaels Stores Inc. Term Loan B, 7.614% due 10/31/13 (b)	230,044

Wireless Telecommunication Services — 0.1%
1,312	Telesat Canada, Delayed Draw Term Loan, Tranch B, 8.000% due 10/15/14 (b)	1,283
18,373	Telesat Canada, Term Loan, 6.260% due 10/15/14 (b)	17,967
230,315	Telesat Canada, Term Loan B, 7.948% due 10/15/14 (b)	225,223

	Total Wireless Telecommunication Services	244,473

	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $6,067,657)	5,956,426

CORPORATE BONDS & NOTES — 9.4%
Aerospace & Defense — 0.1%
50,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16 (a)	50,250
	Hawker Beechcraft Acquisition Co.:
70,000	Senior Notes, 8.875% due 4/1/15 (c)(e)	69,475
160,000	Senior Subordinated Notes, 9.750% due 4/1/17 (c)	159,600

	Total Aerospace & Defense	279,325

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  17

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Airlines — 0.1%
	Continental Airlines Inc.:
$10,000	Notes, 8.750% due 12/1/11 (a)	$9,475
	Pass-Through Certificates:
109,267	8.312% due 4/2/11 (a)	107,486
40,000	7.339% due 4/19/14 (a)	36,900
200,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (a)(c)	212,000

	Total Airlines	365,861

Auto Components — 0.1%
110,000	Allison Transmission Inc., 11.250% due 11/1/15 (a)(c)(e)	97,625
25,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	18,500
285,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	253,650

	Total Auto Components	369,775

Automobiles — 0.2%
90,000	DaimlerChrysler North America Holding Corp., Notes, 4.050% due 6/4/08 (a)	89,663
210,000	Ford Motor Co., Notes, 7.450% due 7/16/31 (a)	156,975
	General Motors Corp., Senior Debentures:
100,000	8.250% due 7/15/23 (a)	80,000
640,000	8.375% due 7/15/33 (a)	518,400

	Total Automobiles	845,038

Beverages — 0.1%
270,000	Constellation Brands Inc., 8.375% due 12/15/14 (a)	272,025

Building Products — 0.1%
	Associated Materials Inc.:
290,000	Senior Discount Notes, step bond to yield 15.383% due 3/1/14 (a)	187,050
50,000	Senior Subordinated Notes, 9.750% due 4/15/12 (a)	51,250
55,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 10.650% due 3/1/14	32,450

	Total Building Products	270,750

Capital Markets — 0.2%
40,000	Bear Stearns Co. Inc., Subordinated Notes, 5.550% due 1/22/17 (a)	35,910
30,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11 (a)	30,851
60,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	59,837
110,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16 (c)	100,997
10,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (b)(f)	8,921
	Lehman Brothers Holdings Inc.:
40,000	5.250% due 2/6/12	39,615
360,000	6.750% due 12/28/17	371,724
50,000	Senior Notes, Medium-Term Notes, 6.200% due 9/26/14	50,993
	Morgan Stanley:
10,000	Medium-Term Notes, 5.659% due 10/18/16 (b)	9,346
250,000	Subordinated Notes, 4.750% due 4/1/14	234,523

	Total Capital Markets	942,717

See Notes to Financial Statements.

18  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Chemicals — 0.1%
	Georgia Gulf Corp., Senior Notes:
$155,000	9.500% due 10/15/14	$124,387
90,000	10.750% due 10/15/16	60,750
5,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	5,325

	Total Chemicals	190,462

Commercial Banks — 0.4%
	Glitnir Banki HF:
100,000	Notes, 6.375% due 9/25/12 (c)	98,195
100,000	Subordinated Notes, 6.693% due 6/15/16 (b)(c)	100,815
40,000	HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds, 6.071% due 6/30/14 (b)(c)(f)	37,477
200,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (b)(c)	179,275
150,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (b)(c)(f)	149,047
50,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (b)(c)	51,066
110,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (b)(c)(f)	93,534
70,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (b)	58,433
	TuranAlem Finance BV, Bonds:
310,000	8.250% due 1/22/37 (c)	265,050
140,000	8.250% due 1/22/37 (c)	120,050
120,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	117,489
100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	93,637

	Total Commercial Banks	1,364,068

Commercial Services & Supplies — 0.2%
155,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11 (a)	146,475
175,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13 (a)	183,094
130,000	Rental Services Corp., 9.500% due 12/1/14	117,000
320,000	US Investigations Services Inc., 10.500% due 11/1/15 (c)	294,400
70,000	Waste Management Inc., Senior Note, 6.375% due 11/15/12	74,089

	Total Commercial Services & Supplies	815,058

Consumer Finance — 0.8%
	Ford Motor Credit Co.:
70,000	Notes, 7.375% due 10/28/09 (a)	65,914
	Senior Notes:
400,000	5.800% due 1/12/09 (a)	379,769
1,055,000	9.875% due 8/10/11 (a)	998,580
100,000	8.000% due 12/15/16 (a)	85,069

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  19

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Consumer Finance — 0.8% (continued)
	General Motors Acceptance Corp.:
$700,000	Bonds, 8.000% due 11/1/31 (a)	$588,610
	Notes:
10,000	5.125% due 5/9/08 (a)	9,890
200,000	5.625% due 5/15/09 (a)	188,753
340,000	7.250% due 3/2/11 (a)	298,224
470,000	6.875% due 9/15/11 (a)	402,395
20,000	Senior Notes, 5.850% due 1/14/09 (a)	19,131

	Total Consumer Finance	3,036,335

Containers & Packaging — 0.1%
	Graham Packaging Co. Inc.:
50,000	8.500% due 10/15/12	47,000
70,000	Senior Subordinated Notes, 9.875% due 10/15/14	64,750
145,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	143,912
15,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (c)	15,075
155,000	Smurfit-Stone Container Corp., Senior Notes, 8.000% due 3/15/17	150,544

	Total Containers & Packaging	421,281

Diversified Consumer Services — 0.0%
155,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16 (a)	160,425

Diversified Financial Services — 0.6%
130,000	AAC Group Holding Corp., Senior Discount Notes, step bond to yield 10.335% due 10/1/12 (a)	112,450
40,000	Aiful Corp., Notes, 5.000% due 8/10/10 (a)(c)	39,280
93,921	Air 2 US, 8.027% due 10/1/19 (a)(c)	94,391
75,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (c)	60,937
75,000	Capital One Bank, Notes, 5.750% due 9/15/10 (a)	75,064
50,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)(c)	47,375
125,000	Countrywide Home Loans Inc., Medium-Term Notes, 4.125% due 9/15/09 (a)	91,724
100,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (a)(c)	103,123
40,000	European Investment Bank, 4.625% due 3/21/12 (a)	40,999
10,000	General Electric Capital Corp., 6.375% due 11/15/67 (a)(b)	10,344
100,000	Glen Meadow Pass-Through Certificates, 6.505% due 2/12/67 (b)(c)	95,538
200,000	HSBC Finance Corp., Senior Notes, 8.000% due 7/15/10	213,297
225,000	International Lease Finance Corp., Medium-Term Notes, 4.375% due 11/1/09	223,268
225,000	JPMorgan Chase & Co., Subordinated Notes, 5.750% due 1/2/13	229,534
100,000	Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	100,500
5,000	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	4,600
	Residential Capital LLC, Senior Notes:
20,000	7.814% due 4/17/09 (b)	14,300
50,000	7.615% due 5/22/09 (b)	35,750
590,000	7.500% due 2/22/11	370,225
100,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17 (b)(c)(f)	92,622

See Notes to Financial Statements.

20  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Diversified Financial Services — 0.6% (continued)
$100,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 12.761% due 10/1/15	$74,500
65,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	62,887

	Total Diversified Financial Services	2,192,708

Diversified Telecommunication Services — 0.9%
210,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28 (a)	183,225
135,000	Citizens Communications Co., 7.050% due 10/1/46 (a)	110,025
75,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16 (a)	75,192
260,000	Embarq Corp., Senior Notes, 6.738% due 6/1/13 (a)	269,241
100,000	Hawaiian Telcom Communications Inc., 9.750% due 5/1/13	99,750
	Intelsat Bermuda Ltd.:
180,000	9.250% due 6/15/16	181,800
215,000	Senior Notes, 11.250% due 6/15/16	223,063
50,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	53,656
350,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	346,500
230,000	Level 3 Financing Inc., 9.250% due 11/1/14	209,300
125,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (c)	128,750
	Qwest Corp.:
355,000	Notes, 8.241% due 6/15/13 (b)	363,875
40,000	Senior Notes, 7.500% due 10/1/14	40,800
130,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	126,851
250,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	258,341
	Virgin Media Finance PLC, Senior Notes:
40,000	8.750% due 4/15/14	39,900
160,000	9.125% due 8/15/16	159,200
	Windstream Corp.:
290,000	8.125% due 8/1/13	301,600
245,000	Senior Notes, 8.625% due 8/1/16	258,475

	Total Diversified Telecommunication Services	3,429,544

Electric Utilities — 0.2%
70,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12 (a)	72,729
30,000	Exelon Corp., Bonds, 5.625% due 6/15/35 (a)	26,879
	FirstEnergy Corp., Notes:
40,000	6.450% due 11/15/11 (a)	41,340
100,000	7.375% due 11/15/31 (a)	110,046
90,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	98,550
	Pacific Gas & Electric Co.:
150,000	5.625% due 11/30/17	150,738
45,000	First Mortgage Bonds, 6.050% due 3/1/34	45,072
60,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17 (c)	52,650

	Total Electric Utilities	598,004

Electronic Equipment & Instruments — 0.0%
75,000	NXP BV/NXP Funding LLC, Senior Notes, 9.500% due 10/15/15	68,906

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  21

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Energy Equipment & Services — 0.1%
$160,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (a)	$155,600
100,000	Key Energy Services Inc., 8.375% due 12/1/14 (c)	102,750
5,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	5,162
10,000	Southern Natural Gas Co., Notes, 5.900% due 4/1/17 (c)	9,886

	Total Energy Equipment & Services	273,398

Food & Staples Retailing — 0.0%
160,000	CVS Caremark Corp., 6.943% due 1/10/30 (a)(c)	160,927

Gas Utilities — 0.1%
210,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	204,750

Health Care Equipment & Supplies — 0.0%
55,000	Advanced Medical Optics Inc., 7.500% due 5/1/17 (a)	50,875

Health Care Providers & Services — 0.4%
60,000	Cardinal Health Inc., 5.850% due 12/15/17 (a)	60,200
210,000	Community Health Systems Inc., 8.875% due 7/15/15 (a)	214,987
	DaVita Inc.:
20,000	Senior Notes, 6.625% due 3/15/13 (a)	20,000
180,000	Senior Subordinated Notes, 7.250% due 3/15/15 (a)	181,350
	HCA Inc.:
10,000	9.250% due 11/15/16	10,525
30,000	Notes, 6.375% due 1/15/15	25,500
145,000	Senior Notes, 6.500% due 2/15/16	123,250
377,000	Senior Secured Notes, 9.625% due 11/15/16 (e)	399,620
30,000	Reable Therapeutics Finance LLC, 10.875% due 11/15/14 (c)	29,550
	Tenet Healthcare Corp., Senior Notes:
110,000	6.375% due 12/1/11	100,650
250,000	9.875% due 7/1/14	239,375
5,000	6.875% due 11/15/31	3,750
	Universal Hospital Services Inc.:
30,000	8.288% due 6/1/15 (b)	30,150
25,000	8.500% due 6/1/15 (e)	25,375
140,000	US Oncology Holdings Inc., 10.759% due 3/15/12 (b)(e)	116,900
10,000	WellPoint Inc., 5.875% due 6/15/17	10,086

	Total Health Care Providers & Services	1,591,268

Hotels, Restaurants & Leisure — 0.2%
120,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14 (j)	46,200
55,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13 (a)	52,250
50,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.250% due 6/15/15 (a)(c)	43,625
57,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	59,565

See Notes to Financial Statements.

22  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Hotels, Restaurants & Leisure — 0.2% (continued)
	MGM MIRAGE Inc.:
	Senior Notes:
$150,000	7.500% due 6/1/16	$149,250
25,000	7.625% due 1/15/17	24,813
34,882	Senior Subordinated Notes, 9.375% due 2/15/10	36,277
100,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	88,500
130,000	Station Casinos Inc., Senior Notes, 7.750% due 8/15/16	117,975

	Total Hotels, Restaurants & Leisure	618,455

Household Durables — 0.2%
100,000	Centex Corp., Notes, 4.750% due 1/15/08 (a)	99,817
100,000	Jarden Corp., Senior Subordinated Notes, 7.500% due 5/1/17	86,500
30,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	22,050
140,000	KB Home, Senior Subordinated Notes, 8.625% due 12/15/08	137,900
250,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	255,000
50,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.485% due 9/1/12	45,250

	Total Household Durables	646,517

Independent Power Producers & Energy Traders — 0.8%
	AES Corp.:
350,000	7.750% due 10/15/15 (a)(c)	357,000
270,000	8.000% due 10/15/17 (a)(c)	277,425
	Senior Notes:
31,000	8.875% due 2/15/11 (a)	32,472
300,000	7.750% due 3/1/14 (a)	303,750
200,000	Dynegy Holdings Inc., 7.750% due 6/1/19 (a)	185,500
	Edison Mission Energy, Senior Notes:
140,000	7.750% due 6/15/16 (a)	144,900
40,000	7.200% due 5/15/19 (a)	39,500
90,000	7.625% due 5/15/27 (a)	85,050
	Energy Future Holdings, Senior Notes:
150,000	10.875% due 11/1/17 (a)(c)	151,500
820,000	11.250% due 11/1/17 (a)(c)(e)	832,300
200,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	201,500
340,000	NRG Energy Inc., Senior Notes, 7.375% due 2/1/16	332,350
	TXU Corp., Senior Notes:
80,000	5.550% due 11/15/14	64,255
75,000	6.550% due 11/15/34	54,653

	Total Independent Power Producers & Energy Traders	3,062,155

Industrial Conglomerates — 0.0%
140,000	Tyco International Group SA, Notes, 6.000% due 11/15/13	144,074

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  23

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Insurance — 0.0%
$30,000	American International Group Inc., Medium-Term Notes, 5.850% due 1/16/18 (a)	$30,253
70,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	64,355
80,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (b)	75,151

	Total Insurance	169,759

IT Services — 0.2%
70,000	Ceridian Corp., 12.250% due 11/15/15 (a)(c)(e)	65,450
70,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09 (a)	72,293
245,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	251,737
30,000	Vangent Inc., 9.625% due 2/15/15	25,875

	Total IT Services	415,355

Machinery — 0.0%
40,000	Terex Corp., 8.000% due 11/15/17	40,700

Media — 0.8%
205,000	Affinion Group Inc., Senior Subordinated Notes, 11.500% due 10/15/15 (a)	202,181
	CCH I Holdings LLC/CCH I Holdings Capital Corp.:
55,000	Senior Accreting Notes, 12.125% due 1/15/15 (a)	34,925
200,000	Senior Notes, 11.750% due 5/15/14 (a)	127,500
420,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (a)	344,400
	CCH II LLC/CCH II Capital Corp., Senior Notes:
40,000	10.250% due 9/15/10 (a)	39,400
26,000	10.250% due 10/1/13 (a)	25,025
50,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11 (a)	45,282
130,000	CMP Susquehanna Corp., 9.875% due 5/15/14 (a)	98,150
125,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13 (a)	140,385
90,000	Comcast Corp., Notes, 6.500% due 1/15/17 (a)	93,999
165,000	CSC Holdings Inc., Senior Notes, 8.125% due 7/15/09 (a)	168,094
200,000	EchoStar DBS Corp., Senior Notes, 7.000% due 10/1/13 (a)	203,000
120,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	110,700
20,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	19,550
130,000	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09	132,631
10,000	News America Inc., 6.650% due 11/15/37 (c)	10,349
	R.H. Donnelley Corp.:
80,000	Senior Discount Notes, 6.875% due 1/15/13	72,000
370,000	Senior Notes, 8.875% due 10/15/17 (c)	344,100
40,000	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	48,325
640,000	Time Warner Inc., Senior Notes, 6.875% due 5/1/12 (a)	674,554
120,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (c)	115,950
30,000	XM Satellite Radio Inc., Senior Notes, 9.411% due 5/1/13 (b)	28,350

	Total Media	3,078,850

Metals & Mining — 0.4%
70,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17 (a)	75,250
285,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	296,400
90,000	Noranda Aluminum Holding Corp., Senior Notes, 10.488% due 11/15/14 (b)(c)(e)	76,950

See Notes to Financial Statements.

24  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Metals & Mining — 0.4% (continued)
$140,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	$132,300
150,000	Ryerson Inc., 12.000% due 11/1/15 (c)	148,875
535,000	Steel Dynamics Inc., 7.375% due 11/1/12 (c)	540,350
175,000	Tube City IMS Corp., 9.750% due 2/1/15	158,375
106,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	107,761

	Total Metals & Mining	1,536,261

Multi-Utilities — 0.0%
70,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12 (a)	71,954

Multiline Retail — 0.1%
260,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17 (a)(c)(e)	206,050
	Neiman Marcus Group Inc.:
170,000	Senior Notes, 9.000% due 10/15/15 (e)	176,163
25,000	Senior Subordinated Notes, 10.375% due 10/15/15	26,156

	Total Multiline Retail	408,369

Office Electronics — 0.0%
20,000	Xerox Corp., Senior Notes, 6.750% due 2/1/17	20,882

Oil, Gas & Consumable Fuels — 1.2%
200,000	Amerada Hess Corp., 6.650% due 8/15/11 (a)	211,257
60,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31 (a)	67,655
40,000	Anadarko Petroleum Corp., Senior Notes, 5.950% due 9/15/16 (a)	40,798
	Apache Corp.:
190,000	5.625% due 1/15/17 (a)	193,904
70,000	Senior Notes, 5.250% due 4/15/13 (a)	71,731
155,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12 (a)	157,325
355,000	Chesapeake Energy Corp., Senior Notes, 6.375% due 6/15/15 (a)	345,237
5,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15 (a)	5,088
130,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (a)	148,908
	El Paso Corp.:
35,000	Medium-Term Notes, 7.800% due 8/1/31 (a)	35,695
510,000	Senior Subordinated Notes, 7.000% due 6/15/17 (a)	513,079
250,000	Enterprise Products Operating LP, 7.034% due 1/15/68 (a)(b)	227,003
140,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11 (a)	135,450
90,000	Gazprom, Loan Participation Notes, 6.212% due 11/22/16 (a)(c)	86,571
60,000	Hess Corp., Notes, 7.300% due 8/15/31 (a)	67,597
135,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	129,600
	Kerr-McGee Corp.:
70,000	6.950% due 7/1/24	74,961
	Notes:
100,000	6.875% due 9/15/11	106,516
105,000	7.875% due 9/15/31	125,566
	Kinder Morgan Energy Partners LP:
40,000	6.750% due 3/15/11	41,992

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  25

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Oil, Gas & Consumable Fuels — 1.2% (continued)
	Senior Notes:
$10,000	6.300% due 2/1/09	$10,132
140,000	6.000% due 2/1/17	140,234
70,000	Mariner Energy Inc., Senior Notes, 8.000% due 5/15/17	66,937
105,000	Northwest Pipeline Corp., Senior Notes, 7.000% due 6/15/16	112,350
	OPTI Canada Inc., Senior Secured Notes:
130,000	7.875% due 12/15/14 (c)	127,725
70,000	8.250% due 12/15/14 (c)	69,650
135,000	Overseas Shipholding Group Inc., 8.250% due 3/15/13	137,700
56,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	59,306
40,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	41,000
	Petroplus Finance Ltd.:
75,000	6.750% due 5/1/14 (c)	70,219
60,000	Senior Note, 7.000% due 5/1/17 (c)	55,200
15,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (c)	14,325
175,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	175,875
60,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (c)	56,550
135,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	134,325
	Williams Cos. Inc.:
65,000	Debentures, 7.500% due 1/15/31	70,200
165,000	Notes, 8.161% due 5/1/09 (b)(c)	166,856
	XTO Energy Inc.:
140,000	5.650% due 4/1/16	141,225
50,000	Senior Notes, 7.500% due 4/15/12	54,708

	Total Oil, Gas & Consumable Fuels	4,490,450

Paper & Forest Products — 0.2%
	Abitibi-Consolidated Co. of Canada:
20,000	Notes, 7.750% due 6/15/11 (a)	15,700
145,000	Senior Notes, 8.375% due 4/1/15 (a)	108,387
	Abitibi-Consolidated Inc.:
75,000	Debentures, 7.400% due 4/1/18 (a)	49,687
20,000	Notes, 8.550% due 8/1/10 (a)	17,600
	Appleton Papers Inc.:
140,000	Senior Notes, 8.125% due 6/15/11 (a)	138,075
40,000	Senior Subordinated Notes, 9.750% due 6/15/14 (a)	39,800
115,000	NewPage Corp., Senior Secured Notes, 11.161% due 5/1/12 (b)	119,169
120,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	114,000
80,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	84,088

	Total Paper & Forest Products	686,506

Pharmaceuticals — 0.1%
275,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	188,375
40,000	Wyeth, 5.950% due 4/1/37	40,245

	Total Pharmaceuticals	228,620

See Notes to Financial Statements.

26  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Real Estate Investment Trusts (REITs) — 0.0%
$75,000	iStar Financial Inc., Senior Notes, 4.875% due 1/15/09	$72,428
5,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	4,925

	Total Real Estate Investment Trusts (REITs)	77,353

Real Estate Management & Development — 0.0%
20,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15 (a)	12,900
275,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15 (c)	173,938

	Total Real Estate Management & Development	186,838

Road & Rail — 0.2%
30,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	31,575
530,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	551,200
190,502	Union Pacific Corp., Pass-Through Certificates, 5.404% due 7/2/25	199,872

	Total Road & Rail	782,647

Semiconductors & Semiconductor Equipment — 0.0%
15,000	Freescale Semiconductor Inc., 8.875% due 12/15/14 (a)	13,463

Software — 0.0%
80,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16 (a)	69,600

Specialty Retail — 0.0%
135,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12 (a)	116,100

Textiles, Apparel & Luxury Goods — 0.0%
125,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	125,313

Thrifts & Mortgage Finance — 0.0%
	Countrywide Financial Corp., Medium-Term Notes:
20,000	5.076% due 6/18/08 (a)(b)	17,693
20,000	5.384% due 1/5/09 (a)(b)	15,849
10,000	Countrywide Home Loans Inc., 5.625% due 7/15/09 (a)	7,632

	Total Thrifts & Mortgage Finance	41,174

Tobacco — 0.0%
	Alliance One International Inc.:
50,000	8.500% due 5/15/12 (a)	49,000
30,000	Senior Notes, 11.000% due 5/15/12 (a)	31,500
30,000	Altria Group Inc., Notes, 7.000% due 11/4/13 (a)	33,591

	Total Tobacco	114,091

Trading Companies & Distributors — 0.1%
200,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)(c)	178,000
160,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	148,800
175,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (c)	163,625

	Total Trading Companies & Distributors	490,425

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  27

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Transportation Infrastructure — 0.0%
	Saint Acquisition Corp.:
$175,000	Secured Notes, 12.500% due 5/15/17 (c)	$91,219
85,000	Senior Secured Notes, 12.619% due 5/15/15 (b)(c)	44,306

	Total Transportation Infrastructure	135,525

Wireless Telecommunication Services — 0.1%
70,000	ALLTEL Communications Inc., 10.375% due 12/1/17 (a)(c)(e)	64,750
50,000	MetroPCS Wireless Inc., 9.250% due 11/1/14	47,250
40,000	Nextel Communications Inc., Senior Notes, 6.875% due 10/31/13	39,438
	Rural Cellular Corp.:
80,000	8.124% due 6/1/13 (b)	81,600
20,000	Senior Notes, 9.875% due 2/1/10	20,850
10,000	Senior Secured Notes, 8.250% due 3/15/12	10,425
235,000	Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12	254,736

	Total Wireless Telecommunication Services	519,049

	TOTAL CORPORATE BONDS & NOTES (Cost — $38,104,489)	36,193,985

MORTGAGE-BACKED SECURITIES — 7.4%
FHLMC — 4.3%
	Federal Home Loan Mortgage Corp. (FHLMC):
234,329	4.367% due 12/1/34 (a)(b)	231,461
255,413	5.120% due 6/1/35 (a)(b)	255,935
1,500,525	6.670% due 8/1/36 (a)(b)	1,546,684
2,702,846	6.899% due 8/1/36 (a)(b)	2,749,463
1,636,596	6.650% due 10/1/36 (a)(b)	1,677,472
589,309	6.126% due 9/1/37 (a)(b)	597,400
	Gold:
3,743,884	6.000% due 7/1/21-12/1/37 (a)	3,813,080
5,900,000	5.500% due 12/1/37 (a)	5,889,008

	Total FHLMC	16,760,503

FNMA — 2.9%
	Federal National Mortgage Association (FNMA):
14,988	7.000% due 7/1/15-2/1/29 (a)	15,716
243,681	4.500% due 11/1/23 (a)	235,762
187,012	6.500% due 6/1/28-7/1/28 (a)	193,866
22,137	8.000% due 1/1/31 (a)	23,641
2,662	7.500% due 3/1/31 (a)	2,842
181,397	4.852% due 1/1/35 (a)(b)	183,032
111,199	6.048% due 4/1/35 (a)(b)	114,231
151,561	5.135% due 9/1/35 (a)(b)	154,184
228,896	5.633% due 4/1/36 (a)(b)	231,614

See Notes to Financial Statements.

28  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

FNMA — 2.9% (continued)
$410,723	5.566% due 5/1/36 (a)(b)	$415,665
1,875,918	5.632% due 8/1/37 (a)(b)	1,901,130
797,877	6.000% due 11/1/37 (a)	810,416
4,900,000	5.000% due 1/14/38 (g)	4,781,327
2,400,000	5.500% due 1/14/38 (g)	2,397,374

	Total FNMA	11,460,800

GNMA — 0.2%
696,948	Government National Mortgage Association (GNMA), 5.500% due 8/15/21 (a)	706,980

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $28,829,714)	28,928,283

SOVEREIGN BONDS — 0.1%
Canada — 0.1%
250,000	Province of Ontario, 3.282% due 3/28/08	249,175

Mexico — 0.0%
91,000	United Mexican States, Medium-Term Notes, Series A, 6.750% due 9/27/34	100,692

Russia — 0.0%
188,100	Russian Federation, 7.500% due 3/31/30 (c)	214,904

	TOTAL SOVEREIGN BONDS (Cost — $555,925)	564,771

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.0%
U.S. Government Agencies — 0.0%
10,000	Federal National Mortgage Association (FNMA), 6.000% due 5/15/11 (a)	10,739
80,000	Tennessee Valley Authority, 5.980% due 4/1/36	91,295

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $98,290)	102,034

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.4%
73,683	U.S. Treasury Bonds, Inflation Indexed, 2.000% due 1/15/26	73,407
	U.S. Treasury Notes, Inflation Indexed:
99,253	0.875% due 4/15/10	98,951
1,108,360	2.000% due 7/15/14	1,145,508
94,736	2.000% due 1/15/16	97,252

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $1,362,746)	1,415,118

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  29

Schedule of Investments (December 31, 2007) (continued)

Contracts	Security	Value

PURCHASED OPTIONS — 0.6%
138	Eurodollar Futures, Call @ $94.00, expires 6/16/08	$777,975
171	First American Corp., Put @ $35.00, expires 4/19/08	68,400
182	Johnson & Johnson, Call @ $60.00, expires 1/17/09	172,900
61	Johnson & Johnson, Call @ $65.00, expires 1/17/09	37,210
84	Marsh & McLennan Cos. Inc., Call @ $25.00, expires 1/19/08	12,600
517	S&P 500 Index, Put @ $1,440.00, expires 1/19/08	878,900
171	S&P 500 Index, Put @ $1,460.00, expires 1/19/08	408,690
171	Target Corp., Call @ $55.00, expires 1/17/09	121,410

	TOTAL PURCHASED OPTIONS (Cost — $2,999,025)	2,478,085

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $388,338,436)	380,455,778

Face
Amount

SHORT-TERM INVESTMENTS — 4.5%
U.S. Government Agency — 0.1%
$245,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.203% due 3/17/08 (h)(i) (Cost — $242,409)	242,915

Repurchase Agreement — 4.4%
17,327,000	State Street Bank & Trust Co., dated 12/31/07, 0.770% due 1/2/08; Proceeds at maturity — $17,327,741; (Fully collateralized by U.S. Treasury Bonds, 6.750% to 7.625 due 11/15/22 to 8/15/26; Market value — $17,678,306) (Cost — $17,327,000) (a)	17,327,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $17,569,409)	17,569,915

	TOTAL INVESTMENTS — 102.4% (Cost — $405,907,845#)	398,025,693
	Liabilities in Excess of Other Assets — (2.4)%	(9,439,993)

	TOTAL NET ASSETS — 100.0%	$388,585,700

*	Non-income producing security.

(a)	All or a portion of this security is segregated for open futures contracts, extended settlements, written options, foreign currency contracts and to-be-announced (“TBA”) securities.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	This security is traded on a TBA basis (See Note 1).

(h)	Rate shown represents yield-to-maturity.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	Security is currently in default.

#	Aggregate cost for federal income tax purposes is $407,614,428.

 Abbreviations used in this schedule:

ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage
MASTR	— Mortgage Asset Securitization Transactions Inc.

See Notes to Financial Statements.

30  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value

2,343	Bank of America Corp., Call	5/17/08	$45.00	$374,880
467	Lehman Brothers Inc., Call	4/19/08	65.00	296,078
534	Merrill Lynch & Co. Inc., Call	4/19/08	60.00	125,490
2,597	Wells Fargo & Co., Call	4/19/08	32.50	324,625
12	U.S. Treasury Notes 10-Year Futures, Put	2/22/08	107.00	563
5	U.S. Treasury Notes 10-Year Futures, Put	2/22/08	109.50	937

	TOTAL OPTIONS WRITTEN (Premiums received — $1,700,274)			$1,122,573

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  31

Statement of Assets and Liabilities (December 31, 2007)

ASSETS:
Investments, at value (Cost — $405,907,845)	$398,025,693
Cash	1,136
Receivable for securities sold	2,436,950
Dividends and interest receivable	1,284,116
Receivable from broker — variation margin on open futures contracts	162,498
Receivable for Fund shares sold	59,184
Swap contracts, at value (premium received $850)	7,396
Principal paydown receivable	2,129
Receivable for open forward currency contracts	1,927
Prepaid expenses	6,418

Total Assets	401,987,447

LIABILITIES:
Payable for securities purchased	11,462,191
Options written, at value (premium received $1,700,274)	1,122,573
Payable for Fund shares repurchased	447,420
Investment management fee payable	240,558
Payable for open forward currency contracts	25,686
Distribution fees payable	23,601
Trustees’ fees payable	1,744
Deferred compensation payable	246
Accrued expenses	77,728

Total Liabilities	13,401,747

Total Net Assets	$388,585,700

NET ASSETS:
Par value (Note 6)	$313
Paid-in capital in excess of par value	390,674,200
Overdistributed net investment income	(17,147)
Accumulated net realized gain on investments, futures contracts, options written, swap contracts, foreign currency transactions and short sales	5,218,215
Net unrealized depreciation on investments, futures contracts, options written, swap contracts and foreign currencies	(7,289,881)

Total Net Assets	$388,585,700

Shares Outstanding:
Class I	12,733,590

Class II	18,562,665

Net Asset Value:
Class I	$12.41

Class II	$12.42

See Notes to Financial Statements.

32  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Statement of Operations (For the year ended December 31, 2007)

INVESTMENT INCOME:
Interest	$4,754,414
Dividends	3,368,712
Less: Foreign taxes withheld	(26,546)

Total Investment Income	8,096,580

EXPENSES:
Investment management fee (Note 2)	2,554,907
Distribution fees (Note 4)	570,084
Shareholder reports (Note 4)	68,540
Legal fees	34,008
Audit and tax	33,809
Trustees’ fees	14,692
Custody fees	5,283
Insurance	3,918
Transfer agent fees (Note 4)	301
Miscellaneous expenses	2,889

Total Expenses	3,288,431
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(247,666)

Net Expenses	3,040,765

Net Investment Income	5,055,815

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	66,581,833
Futures contracts	(93,213)
Options written	931,192
Swap contracts	(25)
Foreign currency transactions	(6,759)
Short sales	(299,635)

Net Realized Gain	67,113,393

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(59,557,576)
Futures contracts	42,914
Options written	577,701
Swap contracts	6,546
Foreign currencies	(34,890)

Change in Net Unrealized Appreciation/Depreciation	(58,965,305)

Net Gain on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Transactions	8,148,088

Increase in Net Assets From Operations	$13,203,903

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  33

Statements of Changes in Net Assets (For the years ended December 31,)

	2007	2006

OPERATIONS:
Net investment income	$5,055,815	$3,129,187
Net realized gain	67,113,393	6,740,627
Change in net unrealized appreciation/depreciation	(58,965,305)	11,349,867

Increase in Net Assets From Operations	13,203,903	21,219,681

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(4,975,007)	(3,213,668)
Net realized gains	(62,344,335)	(6,100,693)

Decrease in Net Assets From Distributions to Shareholders	(67,319,342)	(9,314,361)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	22,722,329	9,910,365
Reinvestment of distributions	67,319,342	9,314,361
Cost of shares repurchased	(62,341,696)	(37,203,124)
Net assets of shares issued in connection with merger (Note 7)	204,143,774	—

Increase (Decrease) in Net Assets From Fund Share Transactions	231,843,749	(17,978,398)

Increase (Decrease) in Net Assets	177,728,310	(6,073,078)
NET ASSETS:
Beginning of year	210,857,390	216,930,468

End of year*	$388,585,700	$210,857,390

* Includes overdistributed net investment income of:	$(17,147)	$(23,129)

See Notes to Financial Statements.

34  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class I Shares(1)	2007(2)

Net Asset Value, Beginning of Period	$14.82

Income From Operations:
Net investment income	0.16
Net realized and unrealized gain	0.02

Total Income From Operations	0.18

Less Distributions From:
Net investment income	(0.21)
Net realized gains	(2.38)

Total Distributions	(2.59)

Net Asset Value, End of Period	$12.41

Total Return(3)	1.15%

Net Assets, End of Period (000s)	$157,968

Ratios to Average Net Assets:
Gross expenses	0.80	%(4)
Net expenses	0.80	(4)
Net investment income	1.57	(4)

Portfolio Turnover Rate(5)	282%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period April 27, 2007 (inception date) to December 31, 2007.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 232% for the year ended December 31, 2007.

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  35

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class II Shares	2007(1)		2006		2005	2004	2003(1)

Net Asset Value, Beginning of Year	$14.21		$13.45		$13.17	$12.67	$10.42

Income From Operations:
Net investment income	0.21		0.22		0.16	0.10	0.08
Net realized and unrealized gain	0.56		1.20		0.40	0.54	2.20

Total Income From Operations	0.77		1.42		0.56	0.64	2.28

Less Distributions From:
Net investment income	(0.18)		(0.23)		(0.16)	(0.11)	(0.03)
Net realized gains	(2.38)		(0.43)		(0.12)	(0.03)	(0.00	)(2)

Total Distributions	(2.56)		(0.66)		(0.28)	(0.14)	(0.03)

Net Asset Value, End of Year	$12.42		$14.21		$13.45	$13.17	$12.67

Total Return(3)	5.36%		10.50%		4.25%	5.01%	21.93%

Net Assets, End of Year (000s)	$230,618		$210,857		$216,930	$174,922	$77,788

Ratios to Average Net Assets:
Gross expenses	1.05%		1.12	%(4)	1.06%	1.08%	1.39%
Net expenses(5)(6)	0.94		0.99	(4)	0.96	0.97	1.00
Net investment income	1.44		1.46		1.29	1.09	0.69

Portfolio Turnover Rate	282	%(7)	36%		61%	49%	39%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

(4)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.05% and 0.95%, respectively (Note 12).

(5)	As a result of a contractual expense limitation, which commenced on April 30, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class II shares will not exceed 0.95%. Prior to April 30, 2007, there was a voluntary expenses limitation of 1.00% on Class II shares.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 232% for the year ended December 31, 2007.

See Notes to Financial Statements.

36  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Legg Mason Partners Variable Capital and Income Portfolio (formerly known as Legg Mason Partners Variable Multiple Discipline Portfolio — Balanced All Cap Growth and Value) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 30, 2007, the Fund was a separate diversified investment fund of Legg Mason Partners Variable Portfolios IV, a Massachusetts business trust registered under the 1940 Act.
Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.
The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.
(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  37

Notes to Financial Statements (continued)

certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign denominated futures, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.
The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(d) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.
Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement(s) of Assets and Liabilities. The Fund(s) bear(s) the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the

38  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.
The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(g) Swaps Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.
Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.
Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.
(h) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  39

Notes to Financial Statements (continued)

obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.
Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations.
Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.
(i) Short Sales of Securities. A short sale is a transaction in which the Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market price of that security. To complete a short sale, the Fund may arrange through a broker to borrow the security to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed security. In borrowing the security to be delivered to the buyer, the Fund becomes obligated to replace the security borrowed at the market price at the time of replacement, whatever that price may be. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.
Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense.
(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from

40  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(k) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.
Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.
(l) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
(m) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  41

Notes to Financial Statements (continued)

(n) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(o) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.
Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net	Accumulated	Paid-in
	Investment Income	Realized Gains	Capital

(a)	$(15,618)	—	$15,618
(b)	(54,299)	$54,299	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, income from mortgage backed securities treated as capital gains for tax purposes, book/tax differences in the treatment of distributions and book/tax differences in the treatment of credit default swaps.

2.	Investment Management Agreement and Other Transactions with Affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).
Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.
LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund except for

42  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

the management of cash and short term investments. For its services, LMPFA pays ClearBridge and Western Asset 70% of the net management fee it receives from the Fund. The fee is divided between ClearBridge and Western Asset, on a pro rata basis, based on the assets allocated to each subadviser, from time to time. Western Asset Limited does not receive any compensation from the Fund and is compensated by Western Asset for its services to the Fund.
From April 30, 2007 through December 31, 2007, the Fund had an expense limitation in place of 0.95% on Class II shares. Prior to April 30, 2007, the voluntary expense limitation in effect for Class II shares was 1.00%.
During the year ended December 31, 2007, Class II was reimbursed for expenses amounting to $19,632.
Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.
Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

		U.S. Government &
	Investments	Agency Obligations

Purchases	$682,714,704	$260,707,482

Sales	745,791,376	205,924,267

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$14,298,417
Gross unrealized depreciation	(23,887,152)

Net unrealized depreciation	$(9,588,735)

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  43

Notes to Financial Statements (continued)

At December 31, 2007, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
Contracts to Buy:	Contracts	Date	Value	Value	Gain (Loss)

Euro	2	6/08	$474,860	$481,275	$6,415
Germany Federal Republic	14	3/08	2,365,875	2,315,215	(50,660)
U.S. 2 Year Treasury Notes	11	3/08	2,312,368	2,312,750	382
U.S. 5 Year Treasury Notes	38	3/08	4,180,620	4,190,688	10,068
U.S. 10 Year Treasury Notes	79	3/08	8,896,379	8,957,859	61,480
U.S. Treasury Bonds	23	3/08	2,661,396	2,676,625	15,229

Net Unrealized Gain on Open Futures Contracts					$42,914

At December 31, 2007, the Fund had the following open forward foreign currency contracts as described below.

	Local	Market	Settlement	Unrealized
Foreign Currency	Currency	Value	Date	Gain(Loss)

Contracts to Buy:
Japanese Yen	$16,608,000	$149,370	2/12/08	$1,927

Contracts to Sell:
Euro	670,000	980,202	2/12/08	(25,686)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(23,759)

At December 31, 2007, written option transactions for the Fund were as follows:

	Number of	Premiums
	Contracts	Received

Options written, outstanding December 31, 2006	—	—
Options written	8,081	$3,771,258
Options closed	(2,123)	(2,070,984)
Options expired	—	—

Options written, outstanding December 31, 2007	5,958	$1,700,274

At December 31, 2007, the Fund held TBA securities with a total cost of $7,192,438.

44  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

At December 31, 2007, the Fund held the following interest rate swap contracts:

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	4/3/08
Notional Amount:	$400,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 4.00%
Termination Date:	12/15/09
Unrealized Appreciation	$1,728

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	4/3/08
Notional Amount:	$386,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 4.40%
Termination Date:	5/31/12
Unrealized Appreciation	$4,351

At December 31, 2007, the Fund held the following credit default swap contracts:

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/3/07
Referenced Entity:	Ambac Assurance Corp.
Notional Amount:	$20,000
Payments Received by Fund:	Payment only if credit event occurs
Payments Made by Fund:	Fixed Rate, 3.600%
Termination Date:	12/20/12
Unrealized Appreciation	$247

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/3/07
Referenced Entity:	MBIA Insurance Corp.
Notional Amount:	$10,000
Payments Received by Fund:	Fixed Rate, 3.050%
Payments Made by Fund:	Payment only if credit event occurs
Termination Date:	12/20/12
Unrealized Depreciation	$(135)

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/3/07
Referenced Entity:	Ambac Assurance Corp.
Notional Amount:	$10,000
Payments Received by Fund:	Payment only if credit event occurs
Payments Made by Fund:	Fixed Rate, 3.600%
Termination Date:	12/20/12
Unrealized Appreciation	$124

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  45

Notes to Financial Statements (continued)

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/3/07
Referenced Entity:	MBIA Insurance Corp.
Notional Amount:	$20,000
Payments Received by Fund:	Fixed Rate, 3.100%
Payments Made by Fund:	Payment only if credit event occurs
Termination Date:	12/20/12
Unrealized Appreciation	$231

4.	Class Specific Expenses
The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Distribution fees are accrued and paid monthly.
At December 31, 2007, CGM and LMIS waived a portion of their distribution fees for the Fund, resulting in a waiver of $228,034. The distribution plan fee waiver can be terminated at any time.
For the year ended December 31, 2007, class specific expenses were as follows:

	Distribution	Transfer	Shareholder Reports
	Fees	Agent Fees	Expenses

Class I*	—	$95	$32,914
Class II	$570,084	206	35,626

Total	$570,084	$301	$68,540

*	For the period April 27, 2007 (inception date) to December 31, 2007.

5.	Distributions to Shareholders by Class

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

Net Investment Income
Class I*	$2,198,031	—
Class II	2,776,976	$3,213,668

Total	$4,975,007	$3,213,668

Net Realized Gains
Class I*	$25,359,501	—
Class II	36,984,834	$6,100,693

Total	$62,344,335	$6,100,693

*	For the period April 27, 2007 (inception date) to December 31, 2007.

6.	Shares of Beneficial Interest
At December 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the

46  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

distribution of its shares. Prior to April 30, 2007, the Trust had an unlimited number of shares authorized with a par value of $0.001 per share.
Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	December 31, 2007		December 31, 2006
	Shares	Amount	Shares	Amount

Class I*
Shares sold	240,323	$3,582,145	—	—
Shares issued on reinvestment	2,204,734	27,557,532	—	—
Shares repurchased	(1,555,962)	(23,029,464)	—	—
Shares issued with merger	11,844,495	175,544,844	—	—

Net Increase	12,733,590	$183,655,057	—	—

Class II
Shares sold	1,300,611	$19,140,184	715,808	$9,910,365
Shares issued on reinvestment	3,177,881	39,761,810	654,470	9,314,361
Shares repurchased	(2,686,636)	(39,312,232)	(2,663,764)	(37,203,124)
Shares issued with merger	1,929,653	28,598,930	—	—

Net Increase (Decrease)	3,721,509	$48,188,692	(1,293,486)	$(17,978,398)

*	For the period April 27, 2007 (inception date) to December 31, 2007.

7.	Transfer of Net Assets
On April 27, 2007, the Fund acquired the assets and certain liabilities of the Legg Mason Partners Variable Capital and Income Portfolio and Legg Mason Partners Variable Total Return Portfolio pursuant to a plan of reorganization approved by Legg Mason Partners Variable Capital and Income Portfolio and Legg Mason Partners Variable Total Return Portfolio shareholders on October 19, 2006. Total shares issued by the Fund and the total net assets of the Legg Mason Partners Variable Capital and Income Portfolio and Legg Mason Partners Variable Total Return Portfolio and the Fund on the date of the transfer were as follows:

	Shares Issued by	Total Net Assets of
Acquired Fund	the Fund	the Acquired Fund

Legg Mason Partners Variable Capital and Income Portfolio	7,632,622	$113,121,307
Legg Mason Partners Variable Total Return Portfolio	6,141,526	91,022,467

The total assets of the Fund were $209,876,351.
The total net assets of the Legg Mason Partners Variable Capital and Income Portfolio and Legg Mason Partners Variable Total Return Portfolio before acquisition included unrealized appreciation of $8,116,820 and $15,259,385, respectively, accumulated net realized loss of $149,456 and $4,931, respectively, and accumulated net investment loss of $3,744 and $1,165, respectively. Total net assets of the Fund immediately after the transfer were $414,020,125. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  47

Notes to Financial Statements (continued)

8.	Income Tax Information and Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2007	2006

Distributions paid from:
Ordinary Income	$17,415,659	$3,213,668
Net Long-Term Capital Gains	49,903,683	6,100,693

Total Distributions Paid	$67,319,342	$9,314,361

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$4,869,088
Undistributed long-term capital gains — net	1,817,904

Total undistributed earnings	6,686,992

Other book/tax temporary differences (a)	$220,659
Unrealized appreciation/(depreciation) (b)	(8,996,464)

Total accumulated earnings/(losses) — net	$(2,088,813)

(a)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures and currency contracts and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then-investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).
The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The

48  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.
On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Legal Matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  49

Notes to Financial Statements (continued)

then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.
On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the Plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.
Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *
Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants

50  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

11.	Other Matters
As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

12.	Special Shareholder Meeting and Reorganization
Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.
The portions of these costs borne by the Fund are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

13.	Recent Accounting Pronouncement
On September 20, 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report  51

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Capital and Income Portfolio (formerly Legg Mason Partners Variable Multiple Discipline Portfolio — Balanced All Cap Growth and Value), a series of Legg Mason Partners Variable Equity Trust (formerly a series of Legg Mason Partners Variable Portfolios IV) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Capital and Income Portfolio as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 19, 2008

52  Legg Mason Partners Variable Capital and Income Portfolio 2007 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreements, pursuant to which ClearBridge Advisors, LLC, Western Asset Management Company and Western Asset Management Company, Ltd. (collectively, the “Sub-Advisers”) provide day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.
In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreements
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board

Legg Mason Partners Variable Capital and Income Portfolio  53

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the Legg Mason Partners fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.
The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.
The Board also considered the division of responsibilities between the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Advisers’ brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.
The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund Performance
The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation growth funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one- and three-year periods ended June 30, 2007. The Fund performed below the median for each time period. The Board noted that a new portfolio management team assumed responsibility for managing the Fund in April 2007 with the intent to improve the Fund’s performance results over time. The Board also reviewed performance information provided by the Manager for

54  Legg Mason Partners Variable Capital and Income Portfolio

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

periods ended September 2007, which showed the Fund’s performance was competitive compared to the Lipper category average during the third quarter. The Board members then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio management team and noted that the Manager was committed to providing the resources necessary to assist the portfolio managers. Based on its review, the Board generally was satisfied with management’s efforts to improve performance. The Board determined to continue to evaluate the Fund’s performance and established a committee of Independent Trustees to review performance with the Manager and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios
The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement in effect during the period under review for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).
The Board also reviewed information regarding the fees the Manager and the Sub-Advisers charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.
The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.
Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of seven mixed-asset target allocation growth funds underlying variable insurance products, four mixed-asset target allocation conservative funds underlying variable insurance products and one mixed-asset target allocation moderate funds

Legg Mason Partners Variable Capital and Income Portfolio  55

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all mixed-asset target allocation growth funds underlying variable insurance products, mixed-asset target allocation conservative funds underlying variable insurance products and mixed-asset target allocation moderate funds underlying variable insurance products (“Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were at the median of management fees paid by the other funds in the Expense Group, but higher than the average of management fees paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and higher than the median of the total expense ratios of the funds in the Expense Universe.

Manager Profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.
The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.
Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

56  Legg Mason Partners Variable Capital and Income Portfolio

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

Other Benefits to the Manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.
In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.
Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.
No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Partners Variable Capital and Income Portfolio  57

Additional Information (unaudited)

Information about Trustees and Officers
The business and affairs of Legg Mason Partners Variable Capital and Income Portfolio (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Non-Interested Trustees:
Paul R. Ades c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1983	Law Firm of Paul R. Ades, PLLC (since 2000)	47	None

Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1981	Independent Consultant (since 1969); Professor Harvard Business School (1969 to 2007)	49	None

Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1934	Trustee	Since 1981	Retired; Formerly, President and Director, Book Publishing Co. (from 1970 to 2002)	47	None

Frank G. Hubbard c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	47	None

58  Legg Mason Partners Variable Capital and Income Portfolio

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1995	Retired	47	None

Ken Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1983	President of Young Stuff Apparel Group, Inc. (since 1963)	47	None

John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 2002	President; Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Legg Mason Partners Variable Capital and Income Portfolio  59

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1948	Trustee	Since 1983	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	47	Director, Citizens National Bank of Greater St. Louis, MO, (since 2006)

Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 1993	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	47	None

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

60  Legg Mason Partners Variable Capital and Income Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Officers:
Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)	N/A	N/A

Legg Mason Partners Variable Capital and Income Portfolio  61

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason	N/A	N/A

62  Legg Mason Partners Variable Capital and Income Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Steven Frank Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)	N/A	N/A

Albert Laskaj Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1977	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a Fund in the Legg Mason Partners Fund complex.

(3)	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Variable Capital and Income Portfolio  63

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2007:

Record Date:	6/21/2007	12/20/2007
Payable Date:	6/22/2007	12/21/2007

Dividends Qualifying for the Dividends Received Deduction for Corporations	41.09%	12.87%

Long-Term Capital Gain Dividend	$0.029690	$1.878812

Please retain this information for your records.

64  Legg Mason Partners Variable Capital and Income Portfolio

Legg Mason Partners
Variable Capital and
Income Portfolio

TRUSTEES
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

INVESTMENT MANAGER
Legg Mason Partners Fund
  Advisor, LLC

SUBADVISERS
ClearBridge Advisors, LLC
Western Asset Management
  Company
Western Asset Management
  Company Limited

DISTRIBUTOR
Legg Mason Investor
  Services, LLC

CUSTODIAN
State Street Bank and Trust
  Company

TRANSFER AGENT
PFPC, Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Capital and Income Portfolio. It is not for distribution to prospective investors unless accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason
Investor Services, LLC
Member FINRA, SIPC

FDXX010727 2/08 SR08-516

Legg Mason Partners
Variable Capital and
Income Portfolio
The Fund is a separate investment series of the Legg Mason Partners Variable Equity Trust, a Maryland business trust.
LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO
Legg Mason Partners Funds
55 Water Street
32nd Floor
New York, New York 10041
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $174,500 in 2006 and $183,300 in 2007.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $36,000 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,500 in 2006 and $35,900 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust were $0 in 2006 and $25,500 in 2007. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Variable Equity Trust for the following date of August 27, 2007.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2007.
(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b)	Not applicable
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
      (a) (1)  Code of Ethics attached hereto.
      Exhibit 99.CODE ETH
      (a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
      Exhibit 99.CERT
      (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
      Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust
By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: February 29, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: February 29, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Variable Equity Trust
Date: February 29, 2008